UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2012

Commission File Number: 000-53519

GMS Capital Corp.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	26-1094541 (I.R.S. Employer Identification No.)

3055 L’Assomption Blvd., Montreal, Quebec H1N 2H1 Canada
(Address of principal executive offices)

 Registrant’s telephone number, including area code: (514) 254-9473

5925 Monkland Ave., Suite 202, Montreal, Quebec H4A 1G7
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that reflect our expectations and projections about our future results, performance, prospects and opportunities. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” “will,” “will be,” “would” and similar expressions, but this is not an exclusive way of identifying such statements. Our actual results, performance and achievements may differ materially from those expressed in, or implied by, the forward-looking statements contained in this Form 8-K as a result of various risks, uncertainties and other factors, including those described below under the heading “Risk Factors” and elsewhere in this Form 8-K.

Forward-looking statements speak only as of the date of this Form 8-K. Except as expressly required under federal securities laws and the rules and regulations of the SEC, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this prospectus, whether as a result of new information or future events or otherwise. You should not place undue reliance on the forward-looking statements included in this report or that may be made elsewhere from time to time by us, or on our behalf. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Item 1.01 Entry into a Material Definitive Agreement.

License Agreement

On March 16, 2012, GMS Capital Corp. (the “Registrant”) entered into and closed a License and Distribution Agreement (the “License Agreement”) with 8012415 Canada Inc. (“Canada”) pursuant to which Canada granted the Registrant an exclusive worldwide license to distribute, market and sell the Nacara brand cosmetic products (the “Products”), excluding the territories of Finland, Russia and Sweden, in exchange for a royalty of five percent (5%) of the gross revenues of the Products sold by the Registrant. The Products include a full line of cosmetic products aimed at women with darker complexions and is currently available in Canada at drugstores including Pharmacie Jean-Coutu and Shoppers Drug Mart and in France at retailers including Galeries Lafayette, Marionnaud, Nocibé and Beauty Success.

The License Agreement has a term of five years and will automatically renew for an additional five years provided that the Registrant has Product sales of at least US$6 million in the first year, US$15 million in the second year and US$25 million in the third year following the date of the License Agreement. This brief description of the License Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the License Agreement as attached to this Current Report on Form 8-K as Exhibit 10.1.

Stock Purchase Agreement

On March 16, 2012, the Registrant entered into and closed a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Nacara Montreal Inc., a Canadian corporation (the “Seller”), pursuant to which the Registrant purchased an aggregate of 100 shares of Class A common stock of 8012415 Canada Inc. (the “Class A Shares”) from the Seller in exchange for $100 and an option (the “Option”) to purchase 10,000,000 shares of Class D common stock of 8012415 Canada Inc. (the “Class D Shares”) from the Seller in exchange for the issuance of 729,929 shares of the Registrant’s common stock (the “Option Price Shares”) upon exercise of the Option by the Registrant.  The Option expires on March 16, 2017 and the Registrant must exercise the Option by written notice to the Seller.  The Option Price Shares to be issued to the Seller upon exercise of the Option will be subject to a Lock-Up Agreement as further disclosed below.  In the event the Registrant effectuates any stock splits, the number of Option Price Shares to be issued to the Seller will be proportionately increased or reduced so as to prevent the enlargement or dilution of the Option Price Shares.   This brief description of the Stock Purchase Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement as attached to this Current Report on Form 8-K as Exhibit 10.2.

Lock-Up Agreement

In connection with the Stock Purchase Agreement, the Registrant entered into and closed a Lock-Up Agreement (the “Lock-Up Agreement”) with the Seller, pursuant to which the Seller has agreed the issuance of Option Price Shares to be issued to the Seller upon the Registrant’s exercise of the Option will be subject to lock up provisions such that the Option Price Shares will be held in escrow and  remitted to the Seller on occurrence of the following events: (i) 50% of the Option Price Shares will be remitted to the Seller following a period of three months when the average market price of the traded shares of the Registrant is at least $3.50 per share based on a 12 to 1 forward split to be effectuated by the Registrant within ninety days of the closing of the Stock Purchase Agreement, subject to shareholder approval (the “Forward Split”), (ii) 100% of the Option Price Shares will be remitted to the Seller following a period of three months when the average market price of the traded shares of the Registrant is at least $5.00 upon giving effect to the Forward Split, (iii) on termination of the Lock-Up Agreement, 100% of the Option Price Shares will be remitted to the Seller, or (iv) on the day the Registrant’s stock gets registered on NASDAQ or any major exchange, 100% of the Option Price Shares will be remitted to the Seller. This brief description of the Lock-Up Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Lock-Up Agreement as attached to this Current Report on Form 8-K as Exhibit 10.3.

Cancellation Agreement

In consideration of Nacara’s and Canada’s willingness to enter into the transactions contemplated by the Stock Purchase Agreement, the Lock-Up Agreement and the License Agreement and in order to provide an appropriate capital structure of the Company after the effectiveness of the Forward Split and the change of the Registrant’s name to Nacara Corp. (the “Name Change”), the Registrant entered into a Stock Cancellation Agreement (the “Stock Cancellation Agreement”) with 7776446 Canada Inc. doing business as Cosmera Inc. (“Cosmera”) pursuant to which Cosmera agreed to cancel all of its shares of the Registrant within 30 days of the effectiveness of the Forward Split and the Name Change (the “Cancellation”).   This brief description of the Stock Cancellation Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Stock Cancellation Agreement as attached to this Current Report on Form 8-K as Exhibit 10.4.

As of March 20, 2012, 5,365,400 shares of the Registrant’s common stock are issued and outstanding.

Upon the exercise of the Option to acquire all Class D Shares of 8012415 Canada Inc., the effectiveness of the Cancellation and the Forward Split, the Registrant will have a total of 30,244,908 share of common stock issued and outstanding on a fully diluted basis.

Caroline Coulombe, our chief executive officer, is the president, director and controlling shareholder of 7776446 Canada Inc. doing business as Cosmera Inc., which is the controlling shareholder of the Registrant, and Ms. Coulombe is also the president, director and a principal shareholder of Nacara Montreal Inc. Therefore, the transactions contemplated by the Stock Purchase Agreement, the Lock-Up Agreement and the License Agreement are related party transactions.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Registrant acquired an exclusive, worldwide license to distribute, market and sell Nacara products, excluding the territories of Finland, Russia and Sweden, as described in the License Agreement and in Item 1.01 of this Current Report on Form 8-K, which is hereby incorporated by reference.

The Registrant also acquired the Option to purchase 10,000,000 shares of Class D common stock of 8012415 Canada Inc. from the Seller in exchange for the issuance of the Option Price Shares upon exercise of the Option by the Registrant, as described in the Stock Purchase Agreement and in Item 1.01 of this Current Report on Form 8-K, which is hereby incorporated by reference.

Following the consummation of the transactions contemplated by the License Agreement and the Stock Purchase Agreement, the Registrant discontinued the operations related to its software business and entered into the cosmetics business.
The following is a brief description of our new business, risk factors associated with our new business, a description of our securities, securities ownership of certain beneficial owners of our common stock and our management, and a description of our executive officers and directors:

Our Business.

Our new business is the distribution, marketing and sale of cosmetics and cosmetics-related products primarily in Canada, France and the French Caribbean.  The License Agreement grants us an exclusive, worldwide license to distribute, market and sell the Nacara brand cosmetic products, excluding the territories of Finland, Russia and Sweden, in exchange for a royalty of five percent (5%) of the gross revenues of the products sold by us.

Our Products. Our products are sold under the brand name “Nacara” and are primarily for women with darker complexions. The product line includes lipsticks, lip gloss, corrector sticks, pencils, cream powders, foundations, correcting powders, pressed powders, blushes, custom correctors and eye shadow.  Our website, which is located at www.nacara.com provides information about our products as well as locations where our products are available for purchase.

Strategy. We plan to utilize the contacts and expertise of Caroline Coulombe, our chief executive officer, to identify business opportunities to increase the distribution of our products worldwide and increase the number of products offered.

We currently have a distribution network of retail outlets in Canada, France and the French Caribbean. We hope to expand the distribution of our products into the United States.  We also intend to increase revenues by launching more products and to increase marketing activities for these products.

Competition. The markets for the products offered by us are highly fragmented and are characterized by many of small businesses as well as large multi-national companies. With no significant barriers to enter this market, we believe that competition in the industry will intensify. We believe that we compete on the basis of our formulas adapted to dark skin complexion, premium ingredients, quality and price of our products, and brand name, logo, and packaging recognition. Many of our competitors market products that are well known and trusted by the consumer marketplace. Many of our competitors have significantly greater financial and other resources than we do and have the ability to spend more aggressively on advertising and marketing, spend more on product development and testing, and have more flexibility than we do to respond to changing business and economic conditions and changes in preferences for cosmetic products.
Intellectual Property. The License Agreement provides us with the exclusive right and license to utilize and exploit the trademarks, domain name and know-how of Nacara in connection with the distribution, marketing and sale of the Nacara Brand products. We have the exclusive right to use www.nacara.com in the distribution, marketing and sale of the Nacara products.  Under current domain name registration practices, no one else can obtain an identical domain name, but someone might obtain a similar name, or the identical name with a different suffix, such as “.org”, or with a country designation. The regulation of domain names in the United States and in foreign countries is subject to change, and we could be unable to prevent third parties from acquiring domain names that infringe or otherwise decrease the value of our domain names.

Government Regulation. We are subject to federal, state and local laws and regulations generally applied to businesses. We believe that we are in conformity with all applicable laws in Florida, Quebec, Canada and the United States.

Our Research and Development. We are not currently conducting any research and development activities, although we anticipate we may need to conduct product development activities in the near future.

Employees. As of March 20, 2012, we have no employees other than our officer, Caroline Coulombe. We are not a party to any employment agreements.

Facilities. Our executive, administrative and operating offices are located at 3055 L’Assomption Blvd., Montreal, Quebec H1N 2H1 Canada.

Risk Factors. Investing in our common stock involves a high degree of risk. Any potential investor should carefully consider the risks and uncertainties described below before purchasing any shares of the Registrant’s common stock.

Our limited operating history may not serve as an adequate basis to judge our future prospects and results of operations.

We have a relatively limited operating history. Such limited operating history makes it difficult for investors to evaluate our business and future operating results. An investor in our securities must consider the risks, uncertainties, and difficulties frequently encountered by companies in our industry. The risks and difficulties we face include challenges in accurate financial planning as a result of limited historical data and the uncertainties resulting from having had a relatively limited time period in which to implement and evaluate our business strategies as compared to older companies with longer operating histories.

We will need additional capital to implement our current business strategy, which may not be available to us.

In order to grow our business, we will need to raise capital. Obtaining financing will be subject to a number of factors, including market conditions, our operating performance and investor sentiment. These factors may make the timing, amount, terms and conditions of financing unattractive to us. We cannot assure you that we will be able to obtain any financing. If we are unable to obtain the financing needed to implement our business strategy, we may have to delay, modify or abandon some of our expansion plans. This could slow our growth, negatively affect our ability to compete in the marketplace and adversely affect our financial condition.

Raising additional capital will cause dilution to our existing stockholders, restrict our operations or require us to relinquish rights.

We may seek additional capital through a combination of private and public equity offerings, debt financings and collaborations and strategic and licensing arrangements. To the extent that we raise additional capital through the sale of equity or convertible debt securities, your ownership interest will be diluted, and the terms may include liquidation or other preferences that adversely affect your rights as a stockholder. Debt financing, if available, would result in increased fixed payment obligations and may involve agreements that include covenants limiting or restricting our ability to take specific actions such as incurring debt, making capital expenditures or declaring dividends.

We rely heavily on Caroline Coulombe, our current President and Chief Executive Officer. The loss of her services would have a material adverse effect upon the Company and its business and prospects.

Our success depends, to a significant extent, upon the continued services of Caroline Coulombe, who is the founder of Nacara and our current President and Chief Executive Officer. Ms. Coulombe is not subject to any agreement that prevents her from soliciting our existing customers or disclosing information deemed confidential to us. If Ms. Coulombe resigns to join a competitor or form a competing company, the loss of such personnel, together with the loss of any customers or potential customers due to such executive’s departure, could materially and adversely affect our business and results of operations.

Developing and increasing awareness of our brand is crucial to increasing our customer base and our revenues.

We believe that increasing awareness of our brand will be critical to expanding our customer base and our revenues, especially as we expand our line of product offerings. If we fail to advertise and market our products effectively, we may not succeed in maintaining or increasing awareness of our brands and we may lose customers and our revenues will decline. The delivery of quality products to our customers is also of importance to maintaining and enhancing the reputation of our brand. If our customers do not perceive our products to be of high quality, demand for our products will decline, which could lead to a decline in revenues and an adverse effect on our financial condition.

We may be subject to product liability claims from our products, which could result in costly litigation and a material adverse effect on our business and results of operations.

The development and sale of our cosmetic products exposes us to the risk of damages from product liability or other consumer claims. Such claims may arise despite our quality controls, proper testing and instruction for use of our products. We may still incur substantial costs related to a product liability claim, which could adversely affect our business and results of operations.

We cannot guarantee the protection of our intellectual property rights and if infringement of our intellectual property rights occurs, including counterfeiting of our products, our reputation and business may be adversely affected.

Should any such infringement and/or counterfeiting occur, our reputation and business may be adversely affected. We may also incur significant expenses and substantial amounts of time and effort to enforce our trademark rights in the future. Such diversion of our resources may adversely affect our existing business and future expansion plans.

The costs to meet our reporting requirements as a public company subject to the Exchange Act of ’34 will be substantial and may result in us having insufficient funds to operate our business.

We will incur ongoing expenses associated with professional fees for accounting and legal expenses associated with being a public company. We estimate that these costs will range up to $100,000 per year for the next few years. Those fees will be higher if our business volume and activity increases. Those obligations will reduce and possibly eliminate our ability and resources to fund our operations and may prevent us from meeting our normal business obligations.

Risks Related to our Common Stock

Our stock price may be volatile, which may result in losses to our stockholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies quoted on the Over-The-Counter Bulletin Board and OTCQB, where our shares of common stock are quoted, generally have been very volatile and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many of the following factors, some of which are beyond our control:

•	variations in our operating results;
•	changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;
•	changes in operating and stock price performance of other companies in our industry;
•	additions or departures of key personnel; and
•	future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock. In particular, the market prices for stocks of companies often reach levels that bear no established relationship to the operating performance of these companies. These market prices are generally not sustainable and could vary widely.

Our common shares may be thinly-traded, and our stockholders may be unable to sell at or near ask prices or at all if they need to sell their shares to raise money or otherwise desire to liquidate such shares.

We cannot predict the extent to which an active public market for our common stock will develop or be sustained due to a number of factors, including the fact that we are a small company that is relatively unknown to stock analysts, stock brokers, institutional investors, and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven company such as ours or purchase or recommend the purchase of our shares until such time as we became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market for our common shares may be characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will be more volatile than a seasoned issuer for the indefinite future. The potential volatility in our share price is attributable to a number of factors. First, as noted above, our common shares may be sporadically and/or thinly traded. As a consequence of this lack of liquidity, the trading of relatively small quantities of shares by our stockholders may disproportionately influence the price of those shares in either direction. The price for our shares could, for example, decline precipitously in the event that a large number of our common shares are sold on the market without commensurate demand, as compared to a seasoned issuer that could better absorb those sales without adverse impact on its share price. Secondly, an investment in us is a speculative or “risky” investment due to our lack of significant revenues or profits to date and uncertainty of future market acceptance for current and potential products. As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a seasoned issuer.

Investors should not look to dividends as a source of income.

In the interest of reinvesting initial profits back into our business, we do not intend to pay cash dividends in the foreseeable future. Consequently, any economic return will initially be derived, if at all, from appreciation in the fair market value of our stock, and not as a result of dividend payments.

Because we may be subject to the “penny stock” rules, the level of trading activity in our stock may be reduced, which may make it difficult for investors to sell their shares.

Broker-dealer practices in connection with transactions in “penny stocks” are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks, like shares of our common stock, generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on NASDAQ. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, broker-dealers who sell these securities to persons other than established customers and “accredited investors” must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares.

We lack a public market for shares of our common stock, which may make it difficult for investors to sell their shares.

There is no public market for shares of our common stock. We cannot guaranty that an active public market will develop or be sustained. Therefore, investors may not be able to find purchasers for their shares of our common stock. Should there develop a significant market for our shares, the market price for those shares may be significantly affected by such factors as our financial results and introduction of new products and services. Factors such as announcements of new services by us or our competitors and quarter-to-quarter variations in our results of operations, as well as market conditions in our sector may have a significant impact on the market price of our shares. Further, the stock market has experienced extreme volatility that has particularly affected the market prices of stock of many companies and that often has been unrelated or disproportionate to the operating performance of those companies.

Description of Securities.

Common Stock. We are authorized to issue 125,000,000 shares of common stock, $0.001 par value per share. There are currently 5,365,400 shares of common stock issued and outstanding. Each outstanding share of common stock is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by their holders at meetings of the stockholders.

As of March 20, 2012, Cosmera owned 3,574,920 shares of our common stock, or approximately 66.63% of the outstanding shares of our common stock. Accordingly, as of March 20, 2012, Caroline Coulombe, through her controlling ownership of Cosmera, is in a position to control all of our affairs.

Preferred Stock. We have no authorized shares of our preferred stock.

Options. We have no options to purchase shares of common stock outstanding.

Warrants. We have no warrants outstanding to purchase shares of our common stock.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 20, 2012, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable.

Title of Class	Name of Beneficial Owner	Amount and Nature Of Beneficial Owner	Percentage of Class (1)
Common Stock	Caroline Coulombe 3055 L’Assomption Blvd. Montreal, Quebec H1N 2H1 Canada	3,574,920 Shares(2) Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and a director	66.63%
Common Stock	7776446 Canada Inc. doing business as Cosmera Inc. 5670 Sherbrooke Street East Montreal, Quebec H1N 1A1 Canada	3,574,920 Shares(2)	66.63%
Common Stock	George Metrakos 5925 Monkland Avenue, Suite 202 Montreal, Quebec H4A 1G7 Canada	No Shares Director(3)	0%
Common Stock	All Executive Officers and Directors as a Group	3,574,920 Shares(2)	66.63%

(1)	Percentage of beneficial ownership of our common stock is based on 5,365,400 shares of common stock outstanding as of the date of the table.
(2)	Caroline Coulombe, our officer and director, has sole and dispositive power over the shares held by 7776446 Canada Inc. doing business as Cosmera Inc.
(3)
 Resigned as a director effective as of the date that is ten days after the date on which we file with the SEC and mail to our shareholders our information statement in accordance with Rule 14f-1 of the Exchange Act (the “Information Statement Date”).

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

Executive Officers and Directors.

Our directors and principal executive officers are as specified on the following table:

Name	Age	Position
Caroline Coulombe	44	Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and a director
George Metrakos	40	Director(1)
(1)	Resigned as a director effective as of the Information Statement Date.

The following is a brief summary of the background of the executive officer and director of the Company:

Caroline Coulombe, is the President, Chief Executive Officer Chief Financial Officer, Secretary, Treasurer and a Director of GMS Capital Corp. From March 2012 to August 2007, Mrs. Coulombe was founder and CEO of Nacara Montreal Inc. and from August 2007 to December 1999, Mrs. Coulombe was founder and CEO of Nacara Cosmetics Inc. Mrs. Coulombe has over 19 years in the cosmetics industry, having served in managerial and executive capacities for a number of cosmetics companies. Over the years, Mrs. Coulombe has concluded several partnerships with cosmetic companies including many of France's most prestigious companies such as Galeries Lafayette, Marionnaud, Nocibé, Beauty Success. Since 1995, Mrs. Coulombe has served as a Director of Caisse De Mercier Rosemont, a Montreal-based financial institution. From April 2006 to February 2007, Mrs. Coulombe was also a member of a working group on the participation of Black communities in Quebec established by the Minister of Immigration and Cultural Communities of the Quebec Government. Mrs. Coulombe has also been a founder and member of the Entrepreneurship Committee of the Young Chamber of Commerce of Montreal. Mrs. Coulombe has a diploma in business administration from L'Université du Québec à Montréal.

The Registrant anticipates entering into an employment agreement with Mrs. Coulombe, the terms of which will be disclosed when available, pursuant to which Mrs. Coulombe is expected to receive a salary and/or stock based compensation. Mrs. Coulombe does not currently own any shares of the Registrant’s common stock.

Family Relationships. There are no family relationships among any of the officers and directors.

Board Committees. Our Board of Directors has no committees. Because our Board of Directors will consist of only one member as of the Information Statement Date, we do not have a standing nominating, compensation or audit committee. Rather, our full Board of Directors performs the functions of these committees. Also, we do not have an audit committee financial expert on our board of directors as that term is defined by Item 407(d)(5) of Regulation S-K promulgated by the SEC. Caroline Coulombe, our current director, is also an executive officer of the Company and is therefore not independent.

Certain Relationships and Related Transactions. Caroline Coulombe, our chief executive officer , is the president, director and controlling shareholder of 7776446 Canada Inc. doing business as Cosmera Inc., which is the controlling shareholder of the Registrant, and Ms. Coulombe is also the president, director and a principal shareholder of Nacara Montreal Inc. Therefore, the transactions contemplated by the Stock Purchase Agreement, the Lock-Up Agreement and the License Agreement are related party transactions.

Item 7.01 Regulation FD Disclosure.

On March 20, 2012, the Registrant issued a press release to announce that it has acquired an exclusive worldwide license for commercialization rights to current and future Nacara brand cosmetics.  A copy of the release is attached to this Current Report on Form 8-K as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and is not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On March 20, 2012, the Registrant’s Board approved the Forward Split and Name Change subject to approval of the shareholders of the Registrant.

On March 20, 2012, the Registrant changed the address of its executive offices to 3055 L’Assomption Blvd., Montreal, Quebec H1N 2H1 Canada and its telephone number to (514) 254-9473.

On March 20, 2012, the Registrant assigned its two remaining software client accounts to Metratech Business Solutions, Inc. in exchange for $5,245.86, effective as of April 1, 2012.

Item 9.01 Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1	License and Distribution Agreement between the Registrant and 8012415 Canada Inc. dated March 16, 2012.
10.2	Stock Purchase Agreement between the Registrant and Nacara Montreal Inc. dated March 16, 2012.
10.3	Lock-Up Agreement between the Registrant and Nacara Montreal Inc. dated March 16, 2012.
10.4	Stock Cancellation Agreement between the Registrant and 7776446 Canada Inc. doing business as Cosmera Inc. dated March 20, 2012.
99.1	Press Release dated March 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 21, 2012	GMS Capital Corp.

	By:	/s/ Caroline Coulombe
Caroline Coulombe
President, Chief Executive Officer, Chief Financial Officer